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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       May 31, 2001
                                                   -----------------------------

                               Register.com, Inc.
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             (Exact name of registrant as specified in its charter)

         Delaware                   0-29739                11-3239091
----------------------------  -------------------  -----------------------------
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)

       575 Eighth Avenue, 11th Floor, New York, New York            10018
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          (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code        (212) 798-9100
                                                      --------------------------

                                 Not applicable.
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          (Former name or former address, if changed since last report)

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Item 5:  Other Events

         Our President, Chief Executive Officer and Chairman of our Board of Directors, Richard D. Forman, has advised us that he established a written plan to sell shares of Register.com common stock in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended. Mr. Forman established the plan on May 31, 2001 in anticipation of the impending expiration of his January 1998 non-qualified stock option grant and to diversify his holdings while avoiding conflicts of interest or the appearance of any such conflict that might arise from his position with the Company. The options to purchase 1,750,000 shares of Register.com common stock comprising Mr. Forman's January 1998 grant will expire on January 4, 2003. In order to allow sales to be made in an orderly manner, sales will be executed under the plan on a weekly basis over 16 months, beginning in September 2001. Specifically, subject to certain contingencies, the plan provides for the sale of 13,500 shares in each whole or partial calendar week between September 1, 2001 and December 29, 2001 and provides for the sale of 25,000 shares in each whole or partial calendar week between January 1, 2002 and December 31, 2002. Excluding the options to purchase common stock comprising Mr. Forman's January 1998 grant, he beneficially owns approximately 10.5% of the company's common stock as of June 13, 2001 (as determined in accordance with Securities and Exchange Commission Rule 13d-3, which includes shares underlying his warrants and other options that are exercisable within the next 60 days).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, Register.com has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               REGISTER.COM, INC.
                                   ---------------------------------------------
                                                  (Registrant)

       June 14, 2001                           /s/ Jack S. Levy
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           Date                     Jack S. Levy, General Counsel and Secretary